EXHIBIT 10.1(iv)

AMENDMENT

This Amendment is made as of this 24th day of January 2011, by and between YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”); and

BIOCANCELL THERAPEUTICS ISRAEL LTD. of Beit Beck, Har Hotzvim, Jerusalem, Israel (the “Company"), of the second part;

WHEREAS, the Company and Yissum executed an amended and restated license agreement on November 14, 2005, as supplemented and amended (the “License Agreement”), pursuant to which the Company obtained an exclusive license to certain patents owned by Yissum; and

WHEREAS the Parties wish to amend the License Agreement to add new patents and patent applications to the list of Patents exclusively licensed to the Company as part of the Licensed Technology.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree, as follows:

1.	All capitalized terms not defined herein shall have the meaning ascribed to them in the License Agreement.

2.	Appendix 1 of the License Agreement shall be amended to add the following patents and patent applications:

•	NUCLEIC ACID CONSTRUCTS, PHARMACEUTICAL COMPOSITIONS AND METHODS OF USING SAME FOR TREATING CANCER (H19 + Tnf Alpha), Yissum Ref# 2989

•	NUCLEIC ACID AGENTS FOR DOWNREGULATING H19, AND METHODS OF USING SAME, Yissum Ref# 3025

•	NUCLEIC ACID CONSTRUCTS AND METHODS FOR SPECIFIC SILENCING OF H19 (siRNA H19 - cancer + stem cells) Yissum Ref# 3309

•	H19 SILENCING NUCLEIC ACID AGENTS FOR TREATING RHEUMATOID ARTHRITIS (siRNA - RA), Yissum Ref# 3310

•	CONSTRUCTS CONTAINING MULTIPLE EXPRESSION CASSETTES FOR CANCER THERAPY, Yissum Ref# 3423

A new Appendix 1 to the License Agreement, including Yissum Reference Numbers, is annexed to this Amendment.

3.
All other provisions of the License Agreement, including, without limitation, all terms of the Amendment to License Agreement dated September 11, 2007 which shall apply to the terms hereof,  shall continue to have the same force and effect as they had prior to this Addendum.

IN WITNESS WHEREOF, the parties have executed this Agreement as a deed and delivered on the date first above written.

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM LTD		BIOCANCELL THERAPEUTICS ISRAEL, LTD.
By: /s/ Shoshi Keynan Shoshi Keynan	/s/ Yaakov Michlin Yaakov Michlin	By: /s/ Uri Danon Uri Danon	/s/ Ira Weinstein Ira Weinstein
Title: VP Licensing, Pharmaceuticals	President & CEO	Title: CEO	CFO
Date: 30/1/2011	30/1/2011	Date: 24/1/11	24/1/11

APPENDIX 1 – THE PATENTS

Family:	2148	Title:	Sensitive Cancer Assay

Inventor	Faculty/Department
Ariel Ilana	Hadassah
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
2148-00	Granted	Israel	7/3/1994	108879			31/08/2000	108879
2148-01	Published	PCT	6/3/1995	PCT/EP95/00823	4/9/1995	WO95/24503
2148-03	Granted	US	6/9/1996	08/704,786			21/09/1999	5,955,273
2148-04	Granted	Europe	6/3/1995	95927570			29/05/2002	759092

Family:	2324	Title:	Methods and Compositions for Inducing Tumor-Specific Cytotoxicity

Inventor	Faculty/Department
Ayesh Suhail	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
2324-00	Abandoned	US	3/10/1997	08/943,608
2324-01	Exhausted	PCT	4/10/1998	PCT/IL98/00486	8/12/1999	WO 99/18195
2324-02	Exhausted	PCT	22/10/2002	PCT/IL02/00843	1/5/2003	WO 03/035883
2324-03	Granted	US	1/10/1998	09/165,240			11/7/2000	6,087,164
2324-04	Granted	China	4/10/1998	98811834			30/11/2005	ZL 98811833.5
2324-05	Granted	Europe	4/10/1998	98947759		1019499	10/9/2008	1019499
2324-06	Filed	Hungary	4/10/1998	P0003745
2324-07	Granted	Israel	4/10/1998	135430	19/08/2007	Pat & Designs J. 6/2007	20/11/2007	135430
2324-08	Granted	Korea	4/10/1998	2000-7003609			20/10/2005	524262
2324-09	Filed	Mexico	4/10/1998	2000-003843
2324-10	Abandoned	New Zealand	4/10/1998	503843
2324-11	Allowed	Norway	4/10/1998	20001684
2324-12	Abandoned	Poland	4/10/1998	P339949
2324-13	Granted	Russian Federation	4/10/1998	2E+09		2214280	20/10/2003	2214280
2324-14	Granted	US	10/5/2000	09/568,059			23/10/2001	6,306,833
2324-15	Granted	US	22/10/2001	10/012,131	29/04/2004	US-2004-0082529	9/5/2006	7,041,654
2324-16	Granted	Australia	4/10/1998	94571/98			19/12/2002	755774
2324-17	Examination	Japan	4/10/1998	2000-514993
2324-18	Granted	Canada	4/10/1998	2,308,124			8/7/2008	2,308,124
2324-19	Granted	Singapore	4/10/1998	200001824-2			4/6/2002	72207
2324-20	Granted	Czech Republic	4/10/1998	PV2000-1201			16/02/2005	294694
2324-21	Abandoned	Europe	22/10/2002	2779859.4	21/07/2004	1438412
2324-22	Abandoned	China	22/10/2002	2825940.8
2324-23	Abandoned	Japan	22/10/2002	2003-538383
2324-24	Abandoned	Israel	22/10/2002	161553
2324-25	Abandoned	Canada	22/10/2002	2,464,394
2324-26	Abandoned	Australia	22/10/2002	2.002E+09
2324-27	Abandoned	Mexico	22/10/2002	PAa2004/003732
2324-28	Granted	Czech Republic	18/06/2004	PV 2004-741			14/02/2005	294941
2324-29	Allowed	Brazil	4/10/1998	PI9812717-9
2324-30	Examination	Japan	24/05/2006	2006-144648	9/11/2006	2006-304801
2324-31	Granted	Mexico	4/10/1998	PA/a/2000/03251			10/4/2007	244867
2324-32	Examination	Japan	24/05/2006	2007-270777	19/06/2008	2008-136480
2324-33	Filed	Norway		20093194

Family:	2989	Title:	Nucleic Acid Constructs, Pharmaceutical Compositions and Methods of Using Same for Treating Cancer (H19 + Tnf Alpha)

Inventor	Faculty/Department
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
2989-00	Expired	US	22/09/2005	60/719,178
2989-01	Exhausted	PCT	21/09/2006	PCT/IL2006/001110	29/03/2007	WO 2007/034487
2989-02	Examination	US	21/09/2006	12/067,410
2989-03	Examination	Israel	21/09/2006	190311
2989-04	Published	Japan	21/09/2006	2008-531883	5/3/2009	2009-508516
2989-05	Granted	Europe	21/09/2006	6780498.9	4/6/2008	1926814	28/04/2010	1926814

Family:	3025	Title:	NUCLEIC ACID AGENTS FOR DOWNREGULATING H19, AND METHODS OF USING SAME

Inventor	Faculty/Department
Matouk Imad	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
3025-00	Expired	US	7/7/2005	60/696,795
3025-01	Exhausted	PCT	6/7/2006	PCT/IL2006/000785	18/01/2007	WO 2007/007317
3025-02	Examination	US	16/01/2008	12/015,325
3025-03	Published	Japan	6/7/2006	2008-520061	11/12/2008	2008-545011
3025-04	Examination	US	6/7/2006	11/994,810	4/6/2009	US- 2009/0143321 A1
3025-05	Filed	Canada	6/7/2006	2,614,531
3025-06	Exhausted	Australia	6/7/2006	2.006E+09
3025-07	Examination	Europe	6/7/2006	6766118.1	30/04/2008	1915448
3025-08	Filed	India	6/7/2006	2008/DELNP/758
3025-09	Examination	China	21/05/2006	2.007E+11
3025-10	Examination	Israel		188501

Family:	3309	Title:	NUCLEIC ACID CONSTRUCTS AND METHODS FOR SPECIFIC SILENCING OF H19 (siRNA H19 - cancer + stem cells)

Inventor	Faculty/Department
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
3309-00	Expired	US	16/01/2007	60/880,425
3309-01	Exhausted	PCT	16/01/2008	PCT/IL2008/000072	24/07/2008	WO 2008/087642 A2
3309-02	Examination	Europe	16/01/2008	8702653	28/10/2009	2111450
3309-03	Filed	Israel	16/01/2008	199867
3309-04	Filed	Canada	16/01/2008	2,675,967
3309-05	Published	US	16/01/2008	12/523,298	8/4/2010	US-2010/0086526 A1.
3309-06	Filed	India	16/01/2008	5257/DELNP/2009

Family:	3310	Title:	H19 SILENCING NUCLEIC ACID AGENTS FOR TREATING RHEUMATOID ARTHRITIS (siRNA - RA)

Inventor	Faculty/Department
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
3310-00	Expired	US	16/01/2007	60/880,430
3310-01	Exhausted	PCT	16/01/2008	PCT/IL2008/000071	24/07/2008	WO 2008/087641 A2
3310-02	Examination	Europe	16/01/2008	8702652	28/10/2009	2111449
3310-03	Filed	Canada	16/01/2008	2,675,964
3310-04	Allowed	US	16/01/2008	12/523,288	29/04/2010	US- 2010/0105759 A1
3310-05	Filed	Israel	16/01/2008	199866
3310-06	Filed	India	16/01/2008	5271/DELNP/2009

Family:	3423	Title:	CONSTRUCTS CONTAINING MULTIPLE EXPRESSION CASSETTES FOR CANCER THERAPY

Inventor	Faculty/Department
Amit Doron	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences
Hochberg Avraham	HUJI Faculty of Science The Alexander Silberman Institute for Life Sciences

			Application		Publication		Patent
Patent ID	Status	Country	Date	Number	Date	Number	Date	Number
3423-00	Expired	US	25/10/2007	60/982,442
3423-01	Exhausted	PCT	23/10/2008	PCT/IL2008/001405	30/04/2009	WO 2009/053982
3423-02	Filed	Russian Federation	23/10/2008	2.01E+09
3423-03	Published	US	23/10/2010	12/738,620	7/10/2010	US 2010/0256225 A1
3423-04	Filed	Canada	23/10/2008	2,703,774
3423-05	Filed	Brazil	23/10/2008	PI 0818937-4
3423-06	Filed	India	23/10/2008	2846/DELNP/2010
3423-07	Pre-Filing	Korea
3423-08	Filed	China	23/10/2008	2.009E+11
3423-09	Examination	Europe	23/10/2008	8842129.2	7/7/2010	2203187
3423-10	Filed	Israel	23/10/2008	205048
3423-11	Filed	Australia	23/10/2008	2.008E+09
3423-12	Filed	Japan	23/10/2008	2010-530628